EXHIBIT 10.1

Exhibit 10.1 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SIXTH AMENDMENT TO DEVELOPMENT AGREEMENT

This SIXTH AMENDMENT TO THE DEVELOPMENT AGREEMENT (this “Sixth Amendment”) is made and entered into as of April 30, 2004 (the “Sixth Amendment Effective Date”) by and between DIRECTV, INC., a California corporation (“DIRECTV”), and TIVO INC., a Delaware corporation (“TiVo”) (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Development Agreement having an effective date of February 15, 2002 (the “Development Agreement”);

WHEREAS, the Parties have previously amended the Development Agreement via that certain First Consolidated Amendment dated October 31, 2002, that certain Second Amendment dated December 20, 2002, that certain Third Amendment dated January 8, 2003, that certain Fourth Amendment dated April 17, 2003, and that certain Fifth Amendment dated December 19, 2003; and

WHEREAS, the Parties wish to further amend certain provisions in the Development Agreement.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Development Agreement.

1. TIVO SOFTWARE. Section 1.15 of the Development Agreement is hereby deleted and replaced in its entirety with the following:

“1.15 “TiVo Software” shall mean the Version [*] Software, the Version [*] Software (as defined in the Second Amendment to this Agreement and attachments thereto), the Version [*] Software (as defined in the Third Amendment to this Agreement and attachments thereto), the Version [*] Software, and the [*] software version, collectively, along with any updates thereto that may be provided by TiVo.”

2. EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the Development Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, TiVo and DIRECTV have duly executed this Sixth Amendment by their respective duly authorized officers. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

TIVO INC.		DIRECTV, INC.

By:	/s/ Edward Lichty	By:	/s/ JR Butterworth
Printed Name:	Edward Lichty	Printed Name:	James R. Butterworth
Title:	VP, Bus Dev	Title:	Senior Vice President

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.